SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: August 16, 2004
HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)
Household Finance Corporation (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer )	333-58400-01 (Commission File Numbers)	36-4423162 (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer )		60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of August 16, 2001, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2001-2 Indenture Supplement, dated as of August 16, 2001, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-2.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

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99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-2 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

99(e)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-3 Indenture Supplement, dated as of March 28, 2003, by and between the Issuer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-3.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: August 23, 2004

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EXHIBIT INDEX

Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of August 16, 2001, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2001-2 Indenture Supplement, dated as of August 16, 2001, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-2.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-1.

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99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-2 Indenture Supplement, dated as of March 28, 2002, by and between the Issuer and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-2.

99(e)

Monthly Servicing Statement with respect to Distribution Date occurring on August 16, 2004 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001, by and among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Owner Trustee of the Household Private Label Credit Card Master Note Trust I, as Issuer, and the Series 2002-3 Indenture Supplement, dated as of March 28, 2003, by and between the Issuer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Securities Intermediary, with respect to the Class A, Class B and Class C notes, Series 2002-3.

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